UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 18, 2021

YUCAIPA ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39422	98-1541929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9130 West Sunset Boulevard Los Angeles, CA	90069
(Address of principal executive offices)	(Zip Code)

(310) 228-2894

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	YAC.U	New York Stock Exchange
Class A Ordinary Shares included as part of the units	YAC	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	YAC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As previously disclosed, on June 10, 2021, Yucaipa Acquisition Corporation, a Cayman Islands exempted company (“Yucaipa”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Yucaipa, SIGNA Sports United GmbH, a German limited liability company (“SSU”), SIGNA Sports United B.V., a Dutch private limited liability company and wholly-owned subsidiary of SSU (“TopCo”), Olympics I Merger Sub, LLC, a Cayman Islands exempted company and wholly-owned subsidiary of TopCo (“Merger Sub”), and SIGNA International Sports Holding GmbH, a German limited liability company (“SISH”). On July 2, 2021, TopCo submitted a registration statement on Form F-4 (“Registration Statement”) to the U.S. Securities and Exchange Commission (“SEC”) with respect to the proposed business combination contemplated by the Business Combination Agreement (the “Business Combination”). Concurrent to the signing of the Business Combination Agreement, SSU entered into a share purchase agreement (the “Wiggle SPA” on June 10, 2021, to acquire the entire issued share capital of Mapil TopCo Limited, a private company limited by shares incorporated in England and Wales (“Wiggle”), together with its subsidiaries.

Item 1.01	Entry Into A Material Definitive Agreement.

Redemption Offset Agreement

On October 15, 2021, TopCo, SISH and Bridgepoint Advisors Limited (acting as manager of the Bridgepoint Beneficial Sellers (as defined in the Wiggle SPA)) and in its capacity as “Investor” Representative under the Wiggle SPA (“Bridgepoint”) (collectively, the “ROA Parties”) entered into a Redemption Offset Agreement (the “Redemption Offset Agreement”), pursuant to which the ROA Parties agreed to offset redemptions that occur above a certain level. The Redemption Offset Agreement provides, among other things, that (i) in the event that the level of redemptions by the public shareholders of Yucaipa will require the release to such shareholders of an aggregate amount from Yucaipa’s Trust Account (as defined in the Business Combination Agreement) exceeding the Redemption Threshold Amount (as defined in the Redemption Offset Agreement) (the amount by which the amount required to be released exceeds the Redemption Threshold Amount, the “Shortfall Amount”), then (A) SISH will subscribe for and purchase, and TopCo will issue ordinary shares of TopCo (“TopCo Ordinary Shares”) in the amount of fifty percent (50%) of the lesser of the Shortfall Amount and $60 million (the “First Installment Shortfall Amount”) and (B) all or a portion of the First Consideration Installment (as defined in the Wiggle SPA) up to an aggregate amount equal to First Consideration Installment (as defined in the Wiggle SPA) will be settled through the issuance of TopCo Ordinary Shares to the Wiggle Sellers (as defined in the Wiggle SPA) in accordance with the terms of the Wiggle SPA; (ii) in the event the Shortfall Amount exceeds $60 million, SISH will subscribe for and purchase, and TopCo will issue TopCo Ordinary Shares in an amount equal to the lesser of (A) the amount equal to the Shortfall Amount minus $60 million and (B) $30 million; (iii) in the event the Shortfall Amount exceeds $90 million, then all or a portion of the Third Consideration Installment (as defined in the Wiggle SPA) up to an amount equal to the lesser of the Third Consideration Installment and the difference between the shortfall amount and $90 million will be settled through the issuance of TopCo Ordinary Shares to the Wiggle Sellers (as defined in the Wiggle SPA) in accordance with the terms of the Wiggle SPA; (iv) the shares issued to the Wiggle Sellers (as defined in the Wiggle SPA) in satisfaction of a portion of all of the Third Consideration Installment pursuant to the Redemption Offset Agreement and the Wiggle SPA as discussed above will be subject to the lock-up restrictions set forth in that certain Lock-up Agreement (as described in the section of the Registration Statement entitled “The Business Combination Agreement and Ancillary Documents”); and (v) any TopCo Ordinary Shares to be issued by TopCo to either of the ROA Parties pursuant to the Redemption Offset Agreement will be issued at Closing (as defined in the Business Combination Agreement) at a price of $10.00 per share.

A copy of the Redemption Offset Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Redemption Offset Agreement is qualified in its entirety by reference thereto.

SPA Variation Agreement

On October 15, 2021, SISH and Bridgepoint and HUW CRWYS-Williams entered into the SPA Variation Agreement (the “SPA Variation Agreement”) pursuant to which the Wiggle SPA was amended to establish, among other things, that a portion of the cash consideration that the Wiggle Sellers (as defined in the Wiggle SPA) were entitled to receive under the Wiggle SPA will be settled through the issuance of TopCo Ordinary Shares, under certain circumstances and pursuant to the terms and conditions set forth in the SPA Variation Amendment.

A copy of the SPA Variation Agreement is filed with this Current Report on Form 8-K as Exhibit 2.2 and is incorporated herein by reference, and the foregoing description of the SPA Variation Agreement is qualified in its entirety by reference thereto.

Amendment No. 2 to Business Combination Agreement

On October 15, 2021, Yucaipa, SSU and SISH entered into the Second Amendment to the Business Combination Agreement (“Amendment No. 2 to Business Combination Agreement”) to, among other things, (i) reflect the arrangements under the SPA Variation Agreement, (ii) extend the Termination Date (as defined in the Business Combination Agreement) to December 31, 2021, and (iii) establish that the TopCo Ordinary Shares issued in the PIPE Financing (as defined in the Registration Statement) would not be subject to a lock-up period following the Closing. .

A copy of Amendment No. 2 to Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.3 and is incorporated herein by reference, and the foregoing description of Amendment No. 2 to Business Combination Agreement is qualified in its entirety by reference thereto.

Amendment No. 2 to Sponsor Agreement

In connection with Amendment No. 2 to Business Combination Agreement, on October 15, 2021, Yucaipa, the Sponsor, SSU, TopCo and the Insiders entered into the Sponsor Agreement Amendment ( “Amendment No. 2 to Sponsor Agreement”) to reflect that the TopCo Ordinary Shares issued to the Sponsor in the PIPE Financing (as defined in the Registration Statement) would not be subject to a lock-up period following the Closing.

A copy of Amendment No. 2 to Sponsor Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of Amendment No. 2 to Sponsor Agreement is qualified in its entirety by reference thereto.

Item 8.01	Other Events.

In connection with the foregoing transactions, Yucaipa and SSU entered into subscription agreements with certain new and current investors in the PIPE Financing (as defined in the Registration Statement) pursuant to which the size of the PIPE Financing was increased by an additional $70 million (7,000,000 TopCo Ordinary Shares at a price of $10.00 per share), together with the initial PIPE Financing commitment, to a total of $372 million.

Additional Information

In connection with the Business Combination, TopCo has filed with the SEC the Registration Statement, which includes a preliminary prospectus and preliminary proxy statement. Yucaipa will mail a definitive proxy statement/final prospectus and other relevant documents to its shareholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that Yucaipa will send to its shareholders in connection with the Business Combination. Investors and security holders of Yucaipa are advised to read, when available, the proxy statement/final prospectus in connection with Yucaipa’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve the Business Combination (and related matters) because the proxy statement/final prospectus contains important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement/final prospectus will be mailed to shareholders of Yucaipa as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the proxy statement/final prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Yucaipa Acquisition Corp., 9130 West Sunset Boulevard, Los Angeles, CA 90069.

Participants in the Solicitation

Yucaipa, SSU, TopCo and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Yucaipa’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Yucaipa’s directors and officers in Yucaipa’s filings with the SEC, and such information and names of SSU’s directors and executive officers will also be in the Registration Statement to be filed with the SEC by TopCo, which will include the proxy statement of Yucaipa for the Business Combination.

Forward Looking Statements

Certain statements made herein, including the description of the transactions, agreements and other information contained herein and the exhibits hereto (collectively, this “Communication”) are not historical facts but are “forward-looking statements” for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “could,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “suggests,” “targets,” “projects,” “forecast” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between Yucaipa and SSU, the Wiggle Acquisition, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, and the Wiggle Acquisition, future opportunities for the combined company, future planned products and services, business strategy and plans, objectives of management for future operations of SSU, market size and growth opportunities, competitive position, technological and market trends, and other statements that are not historical facts. These statements are based on the current expectations of Yucaipa’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. All forward-looking statements are based upon estimates and forecasts and reflect the views, assumptions, expectations, and opinions of Yucaipa and SSU, which are all subject to change due to various factors including, without limitation, changes in general economic conditions as a result of COVID-19. Any such estimates, assumptions, expectations, forecasts, views or opinions, whether or not identified in this communication, should be regarded as indicative, preliminary and for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.

Many actual events and circumstances are beyond the control of Yucaipa and SSU. These statements are subject to a number of risks and uncertainties regarding Yucaipa’s businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; changes in domestic or foreign business, market, financial, political and legal conditions; the timing and structure of the Business Combination; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the PIPE Investment and the other transactions in connection therewith, including as a result of the COVID-19 pandemic or the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; the risk that the approval of the shareholders of Yucaipa or SSU for the potential transaction is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of Yucaipa and SSU; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the ability of the combined company to grow and manage growth profitably and retain its key employees including its executive team; the amount of redemption requests made by Yucaipa’s shareholders; the inability to obtain or maintain the listing of the post-acquisition company’s securities on NYSE following the Business Combination; costs related to the Business Combination; the overall level of demand for SSU’s services; general economic conditions and other factors affecting SSU’s business; SSU’s ability to implement its business strategy; SSU’s ability to manage expenses; changes in applicable laws and governmental regulation and the impact of such changes on SSU’s business, SSU’s exposure to litigation claims and other loss contingencies; the risks associated with negative press or reputational harm; disruptions and other impacts to SSU’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response; SSU’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, SSU’s technology infrastructure; changes in tax laws and liabilities; and changes in legal, regulatory, political and economic risks and the impact of such changes on SSU’s business and those factors discussed in Yucaipa’s final prospectus relating to its initial public offering, dated July 29, 2020, and other filings with the SEC.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that are described in the “Risk Factors” section of TopCo’s Registration Statement, and described in Yucaipa’s Annual Report on Form 10-K and other documents filed by Yucaipa or TopCo from time to time with the SEC. There may be additional risks that Yucaipa presently does not know or that Yucaipa currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Yucaipa’s expectations, plans or forecasts of future events and views as of the date of this communication. Yucaipa anticipates that subsequent events and developments will cause Yucaipa’s assessments to change. However, while Yucaipa may elect to update these forward-looking statements at some point in the future, Yucaipa specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Yucaipa’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, sell or exchange nor a solicitation of an offer to sell, subscribe for or buy or exchange any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor will there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. The proposed Business Combination will be submitted to shareholders of Yucaipa for their consideration.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Redemption Offset Agreement, dated October 15, 2021, by and among SIGNA Sports United B.V., SIGNA International Sports Holding GmbH and Bridgepoint Advisors Limited

2.2	SPA Variation Agreement, dated October 15, 2021, by and among SIGNA International Sports Holding GmbH, Bridgepoint Advisors Limited and HUW CRWYS-Williams

2.3	Amendment No. 2 to Business Combination Agreement, dated as of October 15, 2021, by and among Yucaipa Acquisition Corporation, SIGNA Sports United GmbH and SIGNA International Sports Holding GmbH

10.1	Amendment No. 2 to Sponsor Agreement, dated as of October 15, 2021, by and among Yucaipa Acquisition Corporation, Yucaipa Acquisition Manager, LLC, SIGNA Sports United GmbH, Signa Sports United B.V. and certain individuals party thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2021

YUCAIPA ACQUISITION CORPORATION

By:	/s/ Ira Tochner
Name: Ira Tochner
Title: Chief Financial Officer and Chief Operating Officer